Re: Questions 72DD1, 77DD2, 73A, 73C, 74U1, 74U2, 74V1 and 74V2

 The following funds offer Class A, Class C and Class I shares.

	Salient Risk Parity Fund
	Salient MLP & Energy Infrastructure Fund
	Salient Trend Fund
	Salient Global Equity Fund
	Salient Alternative Beta Fund
	Salient MLP Fund

 The following fund offers Class A, Class C, Class F and Class I shares.

	Salient Broadmark Tactical Plus Fund


The following is a class breakout of the Total income dividends for which record date passed (72DD1,72DD2 and 73A) during the period ended June 30, 2015:

			            Distributions    Distribution
Class A:			     	 (000s)         per share

Salient Risk Parity Fund       		-		-
Salient MLP & Energy
Infrastructure Fund			3,981		0.2872
Salient Trend Fund			-		-
Salient Global Equity Fund		-		-
Salient Alternative Beta Fund		-		-
Salient MLP Fund			13		0.2604
Salient Broadmark Tactical
Plus Fund				-		-


Class C:

Salient Risk Parity Fund       		-		-
Salient MLP & Energy
Infrastructure Fund			2,789		0.2389
Salient Trend Fund			-		-
Salient Global Equity Fund		-		-
Salient Alternative Beta Fund		-		-
Salient MLP Fund			19		0.2190
Salient Broadmark Tactical
Plus Fund				-		-

Class I:

Salient Risk Parity Fund       		-		-
Salient MLP & Energy
Infrastructure Fund			28,922		0.3030
Salient Trend Fund			- 		-
Salient Global Equity Fund		-		-
Salient Alternative Beta Fund		-		-
Salient MLP Fund			507		0.3000
Salient Broadmark Tactical
Plus Fund				-		-

Class F:

Salient Broadmark Tactical
Plus Fund				-		-



 Within the N-SAR, the number of shares outstanding (74U1 and 74U2) presented have been combined as follows:

	 74U1  Class I shares
	 74U2  Class A shares, Class C shares and Class F shares

 The following is a class breakout of the NAV's and shares outstanding (000s) at June 30, 2015:

 	 			NAV	      Shares Outstanding
   					             (000s)

Class A:

Salient Risk Parity Fund       	8.87			874
Salient MLP & Energy
Infrastructure Fund		12.77			19,370
Salient Trend Fund		11.15			302
Salient Global Equity Fund	12.05			49
Salient Alternative Beta Fund	7.89			1
Salient MLP Fund		8.85			55
Salient Broadmark Tactical
Plus Fund			11.18			164

Class C:

Salient Risk Parity Fund       	8.66		        399
Salient MLP & Energy
Infrastructure Fund		12.69			12,386
Salient Trend Fund		10.97			41
Salient Global Equity Fund	11.91			283
Salient Alternative Beta Fund	7.97			8
Salient MLP Fund		8.83			122
Salient Broadmark Tactical
Plus Fund			11.13			3

Class I:

Salient Risk Parity Fund       	8.94			10,038
Salient MLP & Energy
Infrastructure Fund		12.75			111,079
Salient Trend Fund		11.18			4,653
Salient Global Equity Fund	12.05			4,269
Salient Alternative Beta Fund	7.91			277
Salient MLP Fund		8.80			1,499
Salient Broadmark Tactical
Plus Fund 			11.19			41

Class F:

Salient Broadmark Tactical
Plus Fund			11.21			1,486